UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

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☐  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☑  Definitive Additional Materials
☐  Soliciting Material Pursuant to 240.14a-12

NATIONAL FUEL GAS COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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National Fuel Gas Company is filing this Schedule 14A to update information provided in its definitive proxy statement, filed January 11, 2008, and its definitive additional materials, filed January 17, 2008, concerning participants and potential participants in National Fuel Gas Company’s solicitation of proxies.

INFORMATION CONCERNING PARTICIPANTS AND POTENTIAL PARTICIPANTS
IN THE SOLICITATION OF PROXIES BY NATIONAL FUEL GAS COMPANY

Directors and Nominees

The principal occupations of the directors of National Fuel Gas Company (the “Company”), each of whom is a “participant” in the solicitation, are set forth below. The principal business address of the organization of employment for each member of the Board of Directors is: c/o National Fuel Gas Company, 6363 Main St., Williamsville, New York 14221.

Name and Year
Became a Director
of the Company	Principal Occupation

Directors Whose Terms Expire in 2008

Robert T. Brady 1995	Chairman of Moog Inc. since February 1996. Moog is a worldwide designer, manufacturer and integrator of precision control components and systems with a total return of 27%, 82% and 250% for the one, three and five year periods ending September 30, 2007. President and Chief Executive Officer of Moog Inc. since 1988 and Board member since 1984. Director of Astronics Corporation, M&T Bank Corporation and Seneca Foods Corporation. Chairs the regular executive sessions of non-management directors, and is the designated contact for shareholders to communicate with the non-management directors on the Board.

Rolland E. Kidder 2002	Executive Director of the Robert H. Jackson Center, Inc., in Jamestown, New York, from 2002 until 2006. Founder of Kidder Exploration, Inc., an independent Appalachian oil and gas company; Chairman and President from 1984 to 1994. Mr. Kidder is also a former Director of the Independent Oil and Gas Association of New York and the Pennsylvania Natural Gas Associates — both Appalachian-based energy associations. An elected member of the New York State Assembly from 1975 to 1982. Former Trustee of the New York Power Authority. On the Dean’s Advisory Council of the University at Buffalo School of Law from 1996 to 2001. Vice President and investment advisor for P.B. Sullivan & Co., Inc. from 1994 until 2001.

John F. Riordan 1995	President and CEO from April 2000 to December 2005 of GTI (the Gas Technology Institute), the leading research, development and training organization serving the natural gas industry, Des Plaines, Illinois. President and CEO of MidCon Corporation, a company engaged in interstate and intrastate natural gas transportation as well as wholesale marketing of natural gas, from October 1988 to January 1998. In 1998, Mr. Riordan directed Occidental Petroleum Corporation’s divestiture and sale of MidCon to KN Energy, Inc. Vice Chairman of KN Energy from February 1998 to February 1999. Director of Nicor Inc. since 2001. Twice chairman of the Interstate Natural Gas Association of America (INGAA). Former President of the commodity chemical business at Occidental Petroleum and former President of the natural gas liquids business at Cities Service Company. Former director of Occidental Petroleum and former

Name and Year
Became a Director
of the Company	Principal Occupation

director of Chicago Bridge & Iron Company. Former Trustee, Niagara University.

Directors Whose Terms Expire in 2009

R. Don Cash 2003	Chairman Emeritus since May 2003, and Board Director since May 1978, of Questar Corporation (Questar), an integrated natural gas company headquartered in Salt Lake City, Utah. Chairman of Questar from May 1985 to May 2003. Chief Executive Officer of Questar from May 1984 to May 2002 and President of Questar from May 1984 to February 1, 2001. Director of Zions Bancorporation since 1982 and Associated Electric and Gas Insurance Services Limited since 1993. Director of Texas Tech Foundation since November 2003 and TODCO (The Offshore Drilling Company) from May 2004 until July 2007. Former trustee, until September 2002, of the Salt Lake Organizing Committee for the Olympic Winter Games of 2002.

Stephen E. Ewing 2007	Vice Chairman of DTE Energy, a Detroit-based diversified energy company involved in the development and management of energy-related businesses and services nationwide, from November 1, 2005 until December 31, 2006. Group President, Gas Division, DTE Energy from June 1, 2001 until November 1, 2005. Former president and chief operating officer of MCN Energy Group, Inc. Former president and chief executive officer of Michigan Consolidated Gas Co. (MichCon), a natural gas utility. MichCon is a principal operating subsidiary of DTE Energy as a result of the 2001 merger of DTE Energy and MCN Energy Group, Inc. Chairman of the Board of Directors of the American Gas Association for 2006 and past chairman of the Midwest Gas Association and the Natural Gas Vehicle Coalition.

George L. Mazanec 1996	Former Vice Chairman, from 1989 until October 1996, of PanEnergy Corporation, Houston, Texas, a diversified energy company (now part of Spectra). Advisor to the Chief Operating Officer of Duke Energy Corporation from August 1997 to 2000. Director of TEPPCO, LP from 1992 to 1997, Director of Northern Border Pipeline Company Partnership from 1993 to 1998 and Director of Westcoast Energy Inc. from 1998 to 2002. Director of Dynegy Inc. since May 2004. Director of the Northern Trust Bank of Texas, NA and Associated Electric and Gas Insurance Services Limited. Former Chairman of the Management Committee of Maritimes & Northeast Pipeline, L.L.C. Member of the Board of Trustees of DePauw University since 1996.

Directors Whose Terms Expire in 2010

Philip C. Ackerman 1994	Chief Executive Officer of the Company since October 2001. Appointed as Chairman of the Board effective January 3, 2002. President of the Company from July 1999 until February 2006. Senior Vice President of the Company from June 1989 until July 1999 and Vice President from 1980 to June 1989. President of National Fuel Gas Distribution Corporation (1) from October 1995

Name and Year
Became a Director
of the Company	Principal Occupation

until July 1999 and Executive Vice President from June 1989 to October 1995. Executive Vice President of National Fuel Gas Supply Corporation (1) from October 1994 to March 2002. President of Seneca Resources Corporation (1) from June 1989 to October 1996. President of Horizon Energy Development, Inc. (1) since September 1995 and certain other non-regulated subsidiaries of the Company since prior to 1992.

Craig G. Matthews 2005	Former President, CEO and Director of NUI Corporation, a diversified energy company acquired by AGL Resources Inc. on November 30, 2004, from February 2004 until December 2004. Vice Chairman, Chief Operating Officer and Director of KeySpan Corporation (previously Brooklyn Union Gas Co.) from March 2001 until March 2002. Director of Hess Corporation (formerly Amerada Hess Corporation) since 2002. Chairman of the Board of Trustees, Polytechnic University, and Director since 1996. Board member of Republic Financial Corporation since May 2007.

Richard G. Reiten 2004	Chairman from September 2000 through February 2005 and Director since March 1996 of Northwest Natural Gas Company, a natural gas local distribution company headquartered in Portland, Oregon. Chief Executive Officer of Northwest Natural Gas Company from January 1997 until December 2002 and President from January 1996 through May 2001. Director of Associated Electric and Gas Insurance Services Limited since 1997. Director of US Bancorp since 1998, Building Materials Holding Corp. since 2001 and IDACORP Inc. since January 2004.

David F. Smith 2007	President and Chief Operating Officer of the Company since February 2006, Vice President from April 2005 until February 2006. President of National Fuel Gas Supply Corporation (1) since April 2005, Senior Vice President from June 2000 until April 2005. President of National Fuel Gas Distribution Corporation (1) from July 1999 to April 2005, Senior Vice President from January 1993 until July 1999. Also president of Empire State Pipeline (1) and various non-regulated subsidiaries of the Company. Board member of the Interstate Natural Gas Association of America (INGAA), the INGAA Foundation, American Gas Foundation and Chairman of the Northeast Gas Association.

(1)	Wholly-owned subsidiary of the Company.

Executive Officers

The principal occupations of the Company’s executive officers who may be deemed “participants” in the solicitation are set forth below. The principal business address of each such person is that of National Fuel Gas Company, 6363 Main Street, Williamsville, New York 14221.

Information as of November 30, 2007 (except as otherwise noted) (1)

Current Company Positions and Other Material Business
Name	Experience During Past Five Years

Philip C. Ackerman	Chairman of the Board of Directors since January 2002; Chief Executive Officer since October 2001; and President of Horizon since September 1995. Mr. Ackerman has served as a Director of the Company since March 1994, and previously served as President of the Company from July 1999 through January 2006.
David F. Smith	President of the Company since February 2006; Chief Operating Officer of the Company since February 2006; President of Supply Corporation since April 2005; President of Empire since April 2005. Mr. Smith previously served as Vice President of the Company from April 2005 through January 2006; President of Distribution Corporation from July 1999 to April 2005; and Senior Vice President of Supply Corporation from July 2000 to April 2005.
Ronald J. Tanski	Treasurer and Principal Financial Officer of the Company since April 2004; President of Distribution Corporation since February 2006; Treasurer of Distribution Corporation since April 2004; Treasurer of Horizon since February 1997. Mr. Tanski previously served as Controller of the Company from February 2003 through March 2004; Senior Vice President of Distribution Corporation from July 2001 through January 2006; and Controller of Distribution Corporation from February 1997 through March 2004.
Matthew D. Cabell	President of Seneca since December 2006. Prior to joining Seneca, Mr. Cabell served as Executive Vice President and General Manager of Marubeni Oil & Gas (USA) Inc., an exploration and production company, from June 2003 to December 2006. From January 2002 to June 2003, Mr. Cabell served as a consultant assisting oil companies in upstream acquisition and divestment transactions as well as Gulf of Mexico entry strategy, first as an independent consultant and then as Vice President of Randall & Dewey, Inc., a major oil and gas transaction advisory firm. Mr. Cabell’s prior employers are not subsidiaries or affiliates of the Company.
Karen M. Camiolo	Controller and Principal Accounting Officer of the Company since April 2004; Controller of Distribution Corporation and Supply Corporation since April 2004; and Chief Auditor of the Company from July 1994 through March 2004.
Anna Marie Cellino	Secretary of the Company since October 1995; Secretary of Distribution Corporation since September 1999; Senior Vice President of Distribution Corporation since July 2001.
Paula M. Ciprich	General Counsel of the Company since January 2005; Assistant Secretary of Distribution Corporation since February 1997; General Counsel of Distribution Corporation from February 1997 to January 2007.
Donna L. DeCarolis	Vice President Business Development of the Company since October 2007. Ms. DeCarolis previously served as President of National Fuel Resources (NFR) from January 2005 to October 2007; Secretary of NFR from March 2002 to October 2007; and Vice President of NFR from May 2001 to January 2005.
John R. Pustulka	Senior Vice President of Supply Corporation since July 2001.
James D. Ramsdell	Senior Vice President of Distribution Corporation since July 2001.

(1)	The executive officers serve at the pleasure of the Board of Directors. The information provided relates to the Company and its principal subsidiaries. Many of the executive officers also have served or currently serve as officers or directors of other subsidiaries of the Company.

Certain Employees

The principal occupations of the Company’s employees (other than executive officers) who may be deemed “participants” in the solicitation are set forth below. The principal business address of each such person is that of National Fuel Gas Company, 6363 Main Street, Williamsville, New York 14221.

Name	Principal Occupation

Jason C. Abram	Supervisor Land
Karen M. Anderson	Human Resources Asst. II
Julie A. Bachan	Land Services Manager
Cynthia M. Battista	Investor Relations Analyst
David P. Bauer	Treasurer of Supply Corporation
Patrick T. Boyle	Manager Planning & Tech
Kathryn M. Bucierka	Gas Accountant II
Carl M. Carlotti	Senior Vice President of Distribution Corporation
Charles Cino	Assistant Director
Julie C. Cox	Assistant General Manager — Corporate Communications
Alice A. Curtiss	Deputy General Counsel
Thomas J. Davies	Manager Security
David A. Deck	Supervisor Facilities Management
Carol A. Deschenes	Senior Human Resources Assistant
Kathleen A. Frank	Manager Accounting Services.
Jeffrey F. Hart	Assistant Vice President Distribution Corporation
Bruce D. Heine	Vice President of Distribution Corporation
John E. Henninger	Manager, Systems Development
Donald J. Herrmann	Consumer Business Manager
Mary P. Hood	Program Coordinator
Kevin D. House	General Manager
Edward C. Huebert, Jr.	Senior Manager
Linda G. Hughes	General Manager
Paul A. Jusko	General Manager

Name	Principal Occupation

Elizabeth S. Kaszubski	Geologist
Norman A. Klajbor	Director, Quality Assurance
Richard E. Klein	Assistant Controller of Distribution Corporation
Karl A. Koch	Senior Manager
Rosemarie A. Kozar	Director
Ronald C. Kraemer	Vice President of Empire State Pipeline
Jay W. Lesch	Vice President of Distribution Corporation
Janet H. LoPresto	Consumer Business Manager
Joanne E. Maciok	Consumer Business Manager
Jessica C. Manocchio	Corporate Communications Associate
Dianna L. McLaughlin	Assistant Director
Michael H. McMahon	Land Services Manager
Elena G. Mendel	Manager Benefit Services
Mark R. Messina	Senior Land Services Manager
Suzanne Metzger	Consumer Business Manager II
Richard J. Miga	Manager Land Department
Alicia Miliotto	Credit Analyst III
Sarah J. Mugel	Assistant Vice President of Distribution Corporation
Paul R. Mundy	General Energy Consultant
Bonnie J. Nation	Private Secretary
Paul P. Pavlovic	Assistant Manager of Human Resources
Robert J. Penna	Director, Information Services
James R. Peterson	Assistant Secretary National Fuel Gas Company, General Counsel of Supply Corporation
Robert G. Poole	Land Services Manager
Michael W. Reville	Assistant Vice President of Distribution Corporation
Keith D. Richards	Assistant Manager of Human Resources
Ann D. Russell	Assistant General Manager
Daniel J. Ryan	Consumer Business Manager II
Jon A. Schulte	Director Systems Analysis
Amy L. Shiley	Manager
Robert C. Smielecki	Consumer Business Manager I
Marian A. Sobieck	Senior Manager
Brenda L. Spillman	Assistant Director

Name	Principal Occupation

Donald A. Thompson	Geologist in Charge
Mark E. Thornton	Manager of Plant Accounting
Christopher M. Trejchel	Assistant General Manager
Steven Wagner	Vice President of Distribution Corporation
Frank J. Wakeley	Engineer
Duane A. Wassum	Assistant Vice President of Horizon Energy Development
James C. Welch	Director — Investor Relations
Ann M. Wegrzyn	Assistant Vice President of Distribution Corporation
David D. Wolford	Senior Engineer
Valerie L. Zimmerman	Human Resources Coordinator
David M. Burke	Senior Manager
Michael D. Colpoys	Superintendent
William F. Cvecko	Senior Manager
Jason D. Crater	Benefits Coordinator
Patricia M. Delavern	Consumer Business Supervisor II
Tiffany L. D’Onofrio	Supervisor I Consumer Business
Matthew J. Dubowski	Supervisor Land Rep I
Theresa M. Falsone	Manager
Ruth M. Friedrich-Alf	Senior Manager
Kenneth M. Gossel	General Manager
Wayne A. Graham	Assistant Manager Land
Ronald J. Haener, Jr.	Assistant General Manager
Ramon P. Harris, Jr.	General Manager
Lee E. Hartz	Senior Attorney
Vicky J. Hattala	Director
Paul Iavarone	Assistant Manager
Sandra L. James	Assistant Director
Kevin J. Karg	Manager Land Department
Anne K. Kyzmir	Assistant General Counsel
Michael Makey	Senior Manager Of Accounting
Henry L. Martin	Manager Claims & Loss Prevention
Catherine Martorana	Consumer Business Manager I
Eric H. Meinl	General Manager
Nancy B. Murray	General Manager
Michael E. Novak	Assistant General Manager
Kathleen M. Navarro	Senior Manager
David J. Paolella	Assistant Manager Risk Management
Denise L. Rodriques	Assistant Director
Barbara J. Salvadore	Asst. Mgr. Regulatory Affairs
Jeffrey Schauger	General Manager
Dale Scheestel	Consumer Business Manager II
John L. Senger	General Energy Consultant
Pamula J. Spencer	Senior Supervisor Risk Management
Sheila Suarez	Rate Analyst IV
Scott E. Swartzfager	Area Manager
Nancy J. Taylor	Senior Manager
David A. Waples	Manager Corporate Communications
Maryann C. Yochim	Manager Government Affairs
Joanne E. Zablonski	Senior Manager

INFORMATION REGARDING OWNERSHIP OF THE COMPANY’S COMMON STOCK BY PARTICIPANTS

The following table sets forth information concerning beneficial ownership of the common stock (“Common Stock”) of the Company by each person who is or may be deemed to be a participant in the Company’s solicitation of proxies for its 2008 Annual Meeting of Stockholders. The Common Stock is the only class of Company equity securities outstanding. Unless otherwise stated, to the best of the Company’s knowledge, each person has sole voting and investment power with respect to the shares listed, including shares which the individual has the right to acquire through exercise of stock options but has not done so. All information is as of January 7, 2008, except as otherwise indicated.

		Shares	Shares Held		Shares Otherwise
	Exercisable Stock	held in	in 401(k)	Restricted	Beneficially
NAME	Options(1)	ESOP(2)	Plan(3)	Stock(4)	Owned(5)

Directors
Philip C. Ackerman	1,820,972	21,740	17,128	1,328	587,703	(6)
Robert T. Brady	0	0	0	0	11,700
R. Don Cash	0	0	0	0	10,133	(7)
Stephen E. Ewing	0	0	0	0	2,346
Rolland E. Kidder	0	0	0	0	24,690	(8)
Craig G. Matthews	0	0	0	0	5,881
George L. Mazanec	0	0	0	0	12,500	(9)
Richard G. Reiten	0	0	0	0	4,976
John F. Riordan	0	0	0	0	15,700
David F. Smith	325,000	1,764	12,354	0	115,918
Executive Officers (other than Mr. Ackerman and Mr. Smith)
Matthew D. Cabell	0	0	116	40,000	0
Karen M. Camiolo	65,500	0	4,648	0	0
Anna Marie Cellino	152,918	1,047	10,076	0	83,319
Paula M. Ciprich	131,660	0	5,213	0	14,709
Donna L. DeCarolis	127,660	176	11,137	0	6,528
John R. Pustulka(10)	66,082	3,677	12,877	0	30,392
James D. Ramsdell	192,000	3,814	11,447	0	38,125	(11)
Ronald J. Tanski	271,000	2,839	15,364	0	66,158	(12)
Other Employees
Jason C. Abram	0	0	22	0	0
Karen M. Anderson	0	554	817	0	39
Julie A. Bachan	0	451	1,516	0	48
Cynthia M. Battista	0	25	1,997	0	70	(13)
David P. Bauer	41,500	0	1,037	0	0
Patrick T. Boyle	0	770	5,128	0	0
Kathryn M Bucierka	0	416	5,224	0	93
Carl M. Carlotti	132,000	100	7,696	0	14,572
Chuck Cino	0	447	4,226	0	504
Julie C. Cox	0	0	4,651	0	0
Alice A. Curtiss	7,000	0	4,234	0	150
Thomas J. Davies	0	1,570	5,000	0	1,616	(14)
David A. Deck	0	0	0	0	0

		Shares	Shares Held		Shares Otherwise
	Exercisable Stock	held in	in 401(k)	Restricted	Beneficially
NAME	Options(1)	ESOP(2)	Plan(3)	Stock(4)	Owned(5)

Carol A. Deschenes	0	120	1,415	0	0
Kathleen A. Frank	0	2,558	7,748	0	964
Jeffrey F. Hart	2,000	63	7,789	0	0
Bruce D. Heine	66,749	1,120	9,747	0	8,193
John E. Henninger	0	1,343	1,858	0	0
Donald J. Herrmann	0	4,132	7,678	0	5,730
Mary P. Hood	0	2,181	41	0	0
Kevin D. House	0	94	6,226	0	0
Edward C. Huebert, Jr.	0	0	478	0	0
Linda G. Hughes	0	1,315	4,138	0	4
Paul A. Jusko	0	1,731	5,232	0	0
Elizabeth S. Kaszubski	0	436	0	0	0
Norman A. Klajbor	0	583	9,328	0	106
Richard E. Klein	49,000	4,748	14,062	0	16,074
Karl A. Koch	0	191	0	0	1,282
Ronald C. Kraemer	34,688	3,045	7,697	0	9,236
Rosemarie A. Kozar	0	0	567	0	0
Jay W. Lesch	122,660	417	12,279	0	9,077	(15)
Janet H. LoPresto	0	231	7,599	0	0
Joanne E. Maciok	0	187	2,731	0	0
Jessica Manocchio	0	0	21	0	0
Dianna L. McLaughlin	0	0	1,697	0	12
Michael H. McMahon	0	0	557	0	4,277
Elena G. Mendel	0	0	1,635	0	0
Mark R. Messina	0	998	2,820	0	386
Suzanne Metzger	0	0	1,932	0	288
Richard J. Miga	0	1,069	3,333	0	0
Alicia Miliotto(16)	0	0	2,354	0	23
Sarah J. Mugel	25,435	0	2,947	0	3,161
Paul R. Mundy	0	250	4,709	0	0
Bonnie J. Nation	0	1,883	704	0	79
Paul P. Pavlovic	0	0	1,179	0	47
Robert J. Penna	0	26	4,257	0	0
James R. Peterson	85,028	0	5,132	0	4,090
Robert G. Poole	0	0	6,421	0	0
Michael W. Reville	2,000	0	4,969	0	0
Keith D. Richards	0	4,748	1,851	0	0

		Shares	Shares Held		Shares Otherwise
	Exercisable Stock	held in	in 401(k)	Restricted	Beneficially
NAME	Options(1)	ESOP(2)	Plan(3)	Stock(4)	Owned(5)

Ann D. Russell	0	2,960	2,013	0	0
Daniel J. Ryan	0	216	1,975	0	78
Jon A. Schulte	0	135	4,715	0	172
Amy L. Shiley	0	0	2,164	0	0
Robert C. Smielecki	0	2,034	1,249	0	3,044
Marian A. Sobieck	0	622	7,937	0	314
Brenda L. Spillman	0	0	1,283	0	0
Donald A. Thompson	0	2,334	7,755	0	0
Mark E. Thornton	0	0	1,823	0	6
Christopher M. Trejchel	0	0	647	0	0
Steven Wagner	61,000	177	13,331	0	18,923
Frank J. Wakeley	0	73	9,007	0	0
Duane A. Wassum(17)	87,500	4,971	11,488	0	6,690
Ann M. Wegrzyn	32,953	152	5,061	0	3,139
James C. Welch	0	0	340	0	0
David D. Wolford	0	0	2,123	0	9
Valerie Zimmerman	0	0	93	0	0
David M. Burke	0	13	3,041	0	134
Michael D. Colpoys	0	0	6,768	0	0
Jason D. Crater	0	0	75	0	0
William F. Cvecko	0	0	5,704	0	301
Patricia M. Delavern	0	0	640	0	0
Tiffany L. D’Onofrio	0	0	5	0	0
Matthew J. Dubowski	0	0	117	0	0
Theresa M. Falsone	0	24	2,349	0	22
Ruth M. Friedrich-Alf	0	66	3,599	0	336
Kenneth M. Gossel	0	0	1,031	0	0
Wayne A. Graham	0	0	3,083	0	0
Ronald J. Haener, Jr.	0	156	5,130	0	0
Ramon P. Harris, Jr.	10,000	0	1,814	0	0
Lee E. Hartz	0	0	291	0	0
Vicky J. Hattala	0	535	1,715	0	0
Paul Iavarone	0	0	1,238	0	6
Sandra L. James	0	117	2,798	0	142
Kevin J. Karg	0	171	3,961	0	0
Anne K. Kyzmir	0	0	526	0	0
Michael Makey	0	911	8,736	0	6,111
Henry L. Martin	0	855	3,112	0	0
Catherine Martorana	0	70	1,477	0	0
Eric H. Meinl	0	93	6,607	0	52
Nancy B. Murray	7,000	70	6,045	0	0
Michael E. Novak	0	115	7,687	0	0
Kathleen M. Navarro	0	1,048	5,538	0	190
David J. Paolella	0	209	2,998	0	0
Denise L. Rodriques	0	63	2,143	0	0
Barbara J. Salvadore	0	0	2,184	0	272
Jeffrey Schauger	5,000	48	5,178	0	0
Dale Scheestel	0	111	1,432	0	0
John L. Senger	0	153	4,616	0	2,475
Pamula J. Spencer	0	161	2,887	0	0
Sheila Suarez	0	14	3,037	0	0
Scott E. Swartzfager	0	0	2,417	0	0
Nancy J. Taylor	0	0	2,761	0	0
David A. Waples	0	49	2,800	0	0
Maryann C. Yochim	0	3,335	11,018	0	2,991
Joanne E. Zablonski	0	150	3,950	0	9

(1)	This column lists shares with respect to which the named individuals have the right to acquire beneficial ownership within 60 days of January 7, 2008, through the exercise of stock options granted under the National Fuel Gas Company 1997 Award and Option Plan. Stock options, until exercised, have no voting power.

(2)	This column lists shares held in the National Fuel Gas Company and Subsidiaries Employee Stock Ownership Plan (“ESOP”). The beneficial owners of these shares have sole voting power with respect to shares held in the ESOP, but do not have investment power respecting most of those shares until they are distributed.

(3)	This column lists shares held in the National Fuel Gas Company Tax-Deferred Savings Plan for Non-Union Employees (“TDSP”), a 401(k) plan. The beneficial owners of these shares have sole voting power and investment power with respect to shares held in the TDSP.

(4)	This column lists shares of restricted stock, certain restrictions on which had not lapsed as of January 7, 2008. Owners of restricted stock have power to vote the shares, but have no investment power with respect to the shares until the restrictions lapse.

(5)	This column includes shares held of record and any shares beneficially owned through a bank, broker or other nominee.

(6)	Includes 1,000 shares held by Mr. Ackerman’s wife in trust for her mother, as to which shares Mr. Ackerman disclaims beneficial ownership, and 220 shares with respect to which Mr. Ackerman shares voting and investment power with his wife.

(7)	Includes 3,000 shares held by the Don Kay Clay Cash Foundation, a Utah not-for-profit corporation, of which Mr. Cash, his wife, son and daughter-in-law are directors. Mr. Cash disclaims beneficial ownership of these shares.

(8)	Includes 11,100 shares owned by Mr. Kidder’s wife, as to which Mr. Kidder shares voting and investment power.

(9)	Includes 600 shares owned by Mr. Mazanec’s wife, as to which Mr. Mazanec shares voting and investment power.

(10)	Mr. Pustulka’s information is as of January 7, 2008.

(11)	Shares owned jointly with Mr. Ramsdell’s wife, as to which Mr. Ramsdell shares voting and investment power.

(12)	Includes 614 shares owned jointly with Mr. Tanski’s wife, as to which Mr. Tanski shares voting and investment power.

(13)	Shares owned jointly with Ms. Battista’s husband, as to which Ms. Battista shares voting and investment power.

(14)	Includes shares owned by immediate family members who reside in same household, as to which Mr. Davies shares voting and investment power.

(15)	Includes 8,532 shares owned jointly with Mr. Lesch’s wife and 545 shares owned by Mr. Lesch’s wife, as to which Mr. Lesch shares voting and investment power.

(16)	Includes shares owned by Ms. Miliotto’s spouse who is also an employee of the Company, as to which Ms. Miliotto shares voting and investment power.

(17)	Includes 2,634 shares held in ESOP and 3,953 shares held in 401(k) Plan by Mr. Wassum’s wife, a former employee of the Company, as to which Mr. Wassum shares voting and investment power. Also includes 6,175 shares owned jointly with Mr. Wassum’s wife and 132 shares owned by Mr. Wassum’s wife, as to which Mr. Wassum shares voting and investment power.

Except as may be disclosed in the proxy statement to be filed with the SEC in connection with the solicitation of proxies for the 2008 Annual Meeting, no associate or affiliate of any participant in the solicitation directly or indirectly beneficially owns any securities of the Company.

Information Regarding Transactions in the Company’s Common Stock by Participants

The following table sets forth purchases or sales of Common Stock during the two years ended January 7, 2008, except as otherwise indicated, by each person who is or may be deemed to be a participant. The following table does not include the monthly Company matching contribution that is invested into the Common Stock fund within the 401(k) plan or dividend reinvestment within the 401(k) plan and the Employee Stock Ownership Plan. Unless otherwise indicated below, all of the following transactions were conducted in open market or privately negotiated transactions, and none of the purchase price or market value of those shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Participant	Date	Type & Description (1)(2)	# of Shares

Robert T. Brady	04/03/2006 07/03/2006 10/02/2006 01/02/2007 04/02/2007 07/02/2007 10/01/2007 01/02/2008	Shares acquired per Retainer Policy
Shares acquired per Retainer Policy
Shares acquired per Retainer Policy
Shares acquired per Retainer Policy
Shares acquired per Retainer Policy
Shares acquired per Retainer Policy
Shares acquired per Retainer Policy
		Shares acquired per Retainer Policy	300 300 300 300 300 300 300 300
R. Don Cash	04/03/2006 07/03/2006 10/02/2006 01/02/2007 04/02/2007 07/02/2007 10/01/2007 01/02/2008	Shares acquired per Retainer Policy
Shares acquired per Retainer Policy
Shares acquired per Retainer Policy
Shares acquired per Retainer Policy
Shares acquired per Retainer Policy
Shares acquired per Retainer Policy
Shares acquired per Retainer Policy
		Shares acquired per Retainer Policy	300 300 300 300 300 300 300 300
Stephen E. Ewing	12/27/2006 02/23/2007 04/02/2007 07/02/2007 10/01/2007 01/02/2008	Purchase Shares acquired per Retainer Policy Shares acquired per Retainer Policy Shares acquired per Retainer Policy Shares acquired per Retainer Policy Shares acquired per Retainer Policy	1,000 146 300 300 300 300

Participant	Date	Type & Description (1)(2)	# of Shares

Rolland E. Kidder	01/05/2006 04/03/2006 07/03/2006 10/02/2006 11/13/2006 01/02/2007 04/02/2007 05/29/2007 07/02/2007 10/01/2007 01/02/2008	Sale
Shares acquired per Retainer Policy
Shares acquired per Retainer Policy
Shares acquired per Retainer Policy
Sale
Shares acquired per Retainer Policy
Shares acquired per Retainer Policy
Sale
Shares acquired per Retainer Policy
Shares acquired per Retainer Policy
		Shares acquired per Retainer Policy	(1,500) 300 300 300 (4,000) 300 300 (500) 300 300 300
Craig G. Matthews	01/13/2006 04/03/2006 04/15/2006 07/03/2006 07/17/2006 10/02/2006 10/16/2006 01/02/2007 01/16/2007 04/02/2007 04/16/2007 07/02/2007 07/16/2007 10/01/2007 10/15/2007 01/02/2008	Purchase — Dividend Reinvestment
Shares acquired per Retainer Policy
Purchase — Dividend Reinvestment
Shares acquired per Retainer Policy
Purchase — Dividend Reinvestment
Shares acquired per Retainer Policy
Purchase — Dividend Reinvestment
Shares acquired per Retainer Policy
Purchase — Dividend Reinvestment
Shares acquired per Retainer Policy
Purchase — Dividend Reinvestment
Shares acquired per Retainer Policy
Purchase — Dividend Reinvestment
Shares acquired per Retainer Policy
Purchase — Dividend Reinvestment
		Shares acquired per Retainer Policy	9.17 300 12.34 300 13.68 300 16.00 300 17 300 17 300 21.81 300 22 300
George L. Mazanec	04/03/2006 07/03/2006 10/02/2006 01/02/2007 04/02/2007 07/02/2007 10/01/2007 01/02/2008	Shares acquired per Retainer Policy
Shares acquired per Retainer Policy
Shares acquired per Retainer Policy
Shares acquired per Retainer Policy
Shares acquired per Retainer Policy
Shares acquired per Retainer Policy
Shares acquired per Retainer Policy
		Shares acquired per Retainer Policy	300 300 300 300 300 300 300 300
John F. Riordan	04/03/2006 07/03/2006 10/02/2006 01/02/2007 04/02/2007 07/02/2007 10/01/2007 01/02/2008	Shares acquired per Retainer Policy
Shares acquired per Retainer Policy
Shares acquired per Retainer Policy
Shares acquired per Retainer Policy
Shares acquired per Retainer Policy
Shares acquired per Retainer Policy
Shares acquired per Retainer Policy
		Shares acquired per Retainer Policy	300 300 300 300 300 300 300 300
Richard G. Reiten	04/03/2006 07/03/2006 10/02/2006 01/02/2007 04/02/2007 07/02/2007 10/01/2007 01/02/2008	Shares acquired per Retainer Policy
Shares acquired per Retainer Policy
Shares acquired per Retainer Policy
Shares acquired per Retainer Policy
Shares acquired per Retainer Policy
Shares acquired per Retainer Policy
Shares acquired per Retainer Policy
		Shares acquired per Retainer Policy	300 300 300 300 300 300 300 300

Participant	Date	Type & Description (1)(2)	# of Shares

Philip C. Ackerman	03/14/2006 07/24/2006 08/03/2006 12/19/2006 12/27/2006 03/14/2007 04/05/2007 05/23/2007 12/27/2007	(3) Canceled for taxes
(2) Purchase with stock
(2) Tendered stock for payment
(2) Canceled for taxes
Gift of Stock — Charitable
(2) Purchase — Cash exercise
Gift of Stock — Charitable
(3) Canceled for taxes
(2) Purchase with stock
(2) Tendered stock for payment
(2) Canceled for taxes
Gift of Stock — Charitable
		Gift of Stock — Charitable	(8,450) 314,558 (156,830) (68,890) (665) 8,796 (1,545) (8,726) 395,544 (196,828) (87,036) (1,073) (1,063)
David F. Smith	05/05/2006 05/08/2006 06/02/2006 08/04/2006 12/14/2006 12/15/2006 12/20/2006 02/08/2007 04/04/2007 12/27/2007	(2) Purchase with stock
(2) Tendered stock for payment
(2) Canceled for taxes
(2) Purchase
(2) Sale
(2) Purchase with stock
(2) Tendered stock for payment
(2) Canceled for taxes
(2) Purchase with stock
(2) Tendered stock for payment
(2) Canceled for taxes
(2) Purchase with stock
(2) Tendered stock for payment
(2) Canceled for taxes
(2) Purchase
(2) Sale
(2) Canceled for taxes
Gift of Stock — Charitable
(2) Purchase with stock
(2) Tendered stock for payment
(2) Canceled for taxes
(2) Purchase with stock
(2) Tendered stock for payment
(2) Canceled for taxes
		Gift of Stock — Charitable	25,000 (16,486) (2,877) 25,000 (25,000) 25,000 (15,800) (3,109) 20,660 (12,430) (3,502) 25,000 (15,407) (4,201) 25,000 (21,000) (4,000) (305) 45,000 (29,117) (5,398) 25,000 (15,581) (3,482) (256)
Ronald J. Tanski	02/07/2007 02/08/2007 Various in 2006 Various in 2007	(2) Purchase with stock
(2) Tendered stock for payment
(2) Purchase with stock
(2) Tendered stock for payment
(2) Purchase with stock
(2) Tendered stock for payment
Purchased through 401(k)
		Purchased through 401(k)	25,000 (13,050) 10,396 (5,036) 4,804 (2,327) 120 90
Matthew D. Cabell	Various in 2007	Purchased through 401(k)	52
Karen M. Camiolo	Various in 2006 Various in 2007	Purchased through 401(k) Purchased through 401(k)	131 106

Participant	Date	Type & Description (1)(2)	# of Shares

Carl M. Carlotti	08/16/2006 04/04/2007 04/05/2007 Various in 2006 Various in 2007	(2) Purchase (2) Sale (2) Canceled for taxes (2) Purchase with stock (2) Tendered stock for purchase (2) Purchase (2) Sale Purchased through 401(k) Purchased through 401(k)	30,196 (26,396) (3,800) 4,340 (2,241) 20,660 (20,660) 138 142
Anna Marie Cellino	03/28/2006 06/02/2006 03/22/2007	(2) Purchase — Cash exercise (2) Purchase (2) Sale (2) Purchase (2) Canceled for taxes (2) Sale	4,082 25,000 (25,000) 20,660 (3,242) (17,418)
Paula M. Ciprich	02/03/2006 05/30/2006 12/15/2006 12/27/2006 04/02/2007 04/05/2007 04/16/2007 07/16/2007 10/15/2007 12/20/2007	(2) Purchase — Cash exercise
(2) Purchase with stock
(2) Tendered stock for payment
(2) Purchase
(2) Sale
(2) Canceled for taxes
(2) Purchase — Cash exercise
(2) Purchase with stock
(2) Tendered stock for payment
(2) Purchase — Option exercise
(2) Sale — Exercise of options
Purchase — Dividend Reinvestment
Purchase — Dividend Reinvestment
Purchase — Dividend Reinvestment
		(2) Purchase — Cash exercise	500 4,304 (2,513) 20,000 (17,050) (2,950) 4,340 4,688 (2,280) 7,312 (7,312) 72 94 91 1,000
Donna L. DeCarolis	01/13/2006 04/15/2006 06/26/2006 07/03/2006 07/17/2006 10/16/2006 01/16/2007 02/28/2007 02/28/2007 04/16/2007 05/10/2007 07/05/2007 07/16/2007 10/15/2007 11/28/2007	Purchase — Dividend Reinvestment
Purchase — Dividend Reinvestment
Gift of Stock — Charitable
(2) Purchase with stock
(2) Tendered stock for payment
Purchase — Dividend Reinvestment
Purchase — Dividend Reinvestment
Purchase — Dividend Reinvestment
(2) Purchase
(2) Purchase
(2) Sale
Purchase — Dividend Reinvestment
(2) Purchase
(2) Sale
Gift of Stock — Charitable
Purchase — Dividend Reinvestment
Purchase — Dividend Reinvestment
(2) Purchase with stock
		(2) Tendered stock for payment	11 12 (80) 2,202 (1,298) 10 18 17 507 2,627 (2,397) 19 2,627 (1,725) (62) 27 25 5,086 (2,458)

Participant	Date	Type & Description (1)(2)	# of Shares

Jay W. Lesch	05/11/2006 05/24/2006 01/13/2006 04/15/2006 07/17/2006 10/16/2006 01/16/2007 04/16/2007 07/16/2007 10/15/2007 Various in 2006 Various in 2007	(2) Purchase
(2) Sale
(2) Purchase with stock
(2) Tendered stock for purchase
Purchase — Dividend Reinvestment
Purchase — Dividend Reinvestment
Purchase — Dividend Reinvestment
Purchase — Dividend Reinvestment
Purchase — Dividend Reinvestment
Purchase — Dividend Reinvestment
Purchase — Dividend Reinvestment
Purchase — Dividend Reinvestment
Purchased through 401(k)
		Purchased through 401(k)	8,196 (8,196) 4,340 (1,310) 48 51 71 72 69 58 63 60 130 39
John R. Pustulka	06/01/2006 02/12/2007 02/13/2007 12/19/2007 12/19/2007 12/27/2007 12/28/2007 12/31/2007 01/02/2008 01/03/2008 01/04/2008	(2) Purchase with stock
(2) Tendered stock for payment
(2) Purchase with stock
(2) Tendered stock for payment
(2) Canceled for taxes
(2) Purchase with stock
(2) Tendered stock for payment
(2) Purchase
(2) Sale
(2) Purchase with stock
(2) Tendered stock for payment
(2) Purchase — Cash exercise
(2) Canceled for taxes
Sale
Sale
Sale
Sale
Sale
Sale
5,432 (2,769) 14,568 (7,428) (2,413) 4,804 (2,334) 40,196 (40,196) 9,028 (4,182) 111,890 (12,000) (36,100) (10,000) (5,000) (18,000) (12,000) (18,790)
James D. Ramsdell	03/27/2006 05/19/2006 12/08/2006 04/05/2007	(2) Purchase with stock (2) Tendered stock for payment (2) Purchase with stock (2) Tendered stock for payment (2) Purchase (2) Canceled for taxes (2) Sale (2) Purchase (2) Sale	5,432 (3,079) 4,804 (2,917) 15,196 (2,400) (12,796) 25,000 (25,000)
Cynthia M. Battista	Various in 2006 Various in 2007 05/23/2007	Purchased through 401(k) Purchased through 401(k) Exchange within the 401(k)	106 84 (217)
Julie A. Cox	Various in 2006 Various in 2007	Purchased through 401(k) Purchased through 401(k)	152 119
James C. Welch	Various in 2006 07/18/2006 Various in 2007 04/05/2007	Purchased through 401(k) Exchange within the 401(k) Purchased through 401(k) Exchange within the 401(k)	21 (55) 8 (65)

Participant	Date	Type & Description (1)(2)	# of Shares

Karen M. Anderson	Various in 2006 Various in 2007	Purchase — Dividend Reinvestment Purchase — Dividend Reinvestment	1 1
Patrick T. Boyle	02/01/2007	Exchange within 401(k)	(1,223)
Kathryn M. Bucierka	Various in 2006 Various in 2006 Various in 2007 Various in 2007	Purchased through 401(k) Purchase — Dividend Reinvestment Purchased through 401(k) Purchase — Dividend Reinvestment	23 3 19 3
Charles Cino	Various in 2006 Various in 2007 Various in 2006 Various in 2007	Purchased through 401(k) Purchased through 401(k) Purchase — Dividend Reinvestment Purchase — Dividend Reinvestment	23 18 16 14
Alice A. Curtiss	Various in 2006 06/02/2006 Various in 2007 Various in 2007	Purchased through 401(k) (2) Purchase (2) Sale Purchased through 401(k) Purchased through 401(k)	81 3,000 (3,000) 30 35
Thomas Davies	Various in 2006 Various in 2007 Various in 2006 04/07/2006 11/03/2006 05/18/2007 11/09/2007 Various in 2007 12/10/2007	Purchased through 401(k) Purchased through 401(k) Purchase — Dividend Reinvestment Purchase Purchase Purchase Purchase Purchase — Dividend Reinvestment Sale	46 35 68 2 2 3 2 58 (500)
Kathleen A. Frank	Various in 2006 Various in 2007 Various in 2006 Various in 2007	Purchased through 401(k) Purchased through 401(k) Purchase — Dividend Reinvestment Purchase — Dividend Reinvestment	57 47 23 19
Jeffrey F. Hart	05/11/2006 05/26/2006 05/30/2006 07/10/2006	Exchange within 401(k) Exchange within 401(k) Exchange within 401(k) (2) Purchase (2) Sale	(661) (748) (449) 8,000 (8,000)

Participant	Date	Type & Description (1)(2)	# of Shares

Bruce D. Heine	01/13/2006 04/15/2006 07/17/2006 07/27/2006 10/16/2007 11/14/2006 01/16/2007 04/16/2007 07/16/2007 10/15/2007 01/02/2008	Purchase — Dividend Reinvestment Purchase — Dividend Reinvestment Purchase — Dividend Reinvestment
(2) Purchase with stock
(2) Tendered stock for payment Purchase — Dividend Reinvestment
(2) Purchase
(2) Sale
(2) Canceled for taxes
Purchase — Dividend Reinvestment
Purchase — Dividend Reinvestment
Purchase — Dividend Reinvestment
Purchase — Dividend Reinvestment
(2) Purchase
		(2) Sale	47 49 45 5,704 (3,332) 65 10,000 (9,150) (850) 62 52 56 55 15,000 (15,000)
John E. Henninger	01/30/2007 02/02/07 05/18/2007	Exchange within the 401(k) Exchange within the 401(k) Exchange within the 401(k)	(1,467) (1,462) (432)
Donald J. Herrmann	10/01/2007	Exchange within 401(k)	(713)
Mary P. Hood	Various in 2006 10/01/2007 Various in 2007	Purchased through 401(k) Exchange within the 401(k) Purchased through 401(k)	308 (10,702) 235
Edward C. Huebert Jr.	Various in 2006 Various in 2007	Purchased through 401(k) Purchased through 401(k)	46 46
Linda G. Hughes	01/31/2006 09/28/2006	(2) Purchase (2) Sale (2) Purchase (2) Sale	1,000 (1,000) 1,000 (1,000
Paul A. Jusko	07/12/2006 02/06/2007 03/26/2007	(2) Purchase (2) Sale Exchange within the 401(k) (2) Purchase (2) Sale	1,667 (1,667) (2,316) 2,000 (2,000)
Elizabeth S. Kaszubski	01/03/2007 04/19/2007 05/17/2007 06/18/2007 07/03/2007 07/16/2007 08/17/2007 09/20/2007 10/19/2007 11/28/2007 12/27/2007	Exchange within the 401(k)
Exchange within the 401(k)
Exchange within the 401(k)
Exchange within the 401(k)
Exchange within the 401(k)
Exchange within the 401(k)
Exchange within the 401(k)
Exchange within the 401(k)
Exchange within the 401(k)
Exchange within the 401(k)
		Exchange within the 401(k)	(5,009) (42) (10) 662 (677) (10) (11) (10) (10) (10) (9)
Norman A. Klajbor	Various in 2006 01/30/2007 Various in 2007 Various in 2006	Purchase — Dividend Reinvestment Sale Purchase — Dividend Reinvestment Purchased through 401(k)	5 (45) 3 26

Participant	Date	Type & Description (1)(2)	# of Shares

Richard E. Klein	03/27/2006 05/09/2006 11/16/2006 11/30/2006 01/30/2007 02/08/2007 02/09/2007 02/23/2007 11/30/2007	(2) Purchase
(2) Sale
(2) Purchase with stock
(2) Tendered stock for payment
(2) Purchase
(2) Sale
(2) Purchase — Cash exercise
(2) Purchase with stock
(2) Tendered stock for payment
(2) Purchase with stock
(2) Tendered stock for payment
(2) Purchase
(2) Sale
(2) Purchase — Cash exercise
(2) Purchase
(2) Sale
(2) Purchase with stock
		(2) Tendered stock for payment	15,000 (15,000) 5,432 (2,852) 9,660 (9,660) 1,000 2,489 (1,280) 281 (136) 10,312 (10,312) 2,034 10,000 (10,000) 9,028 (4,190)
Karl A. Koch	Various in 2006 Various in 2007	Purchase — Dividend Reinvestment Purchase — Dividend Reinvestment	42 35
Ronald C. Kraemer	03/15/2006 03/21/2007 08/08/2007 08/25/2007	(2) Purchase with stock (2) Tendered stock for payment (2) Purchase with stock (2) Tendered stock for payment (2) Purchase (2) Sale (2) Purchase with stock (2) Tendered stock for payment	4,000 (2,282) 4,000 (1,957) 8,972 (8,972) 5,086 (2,611)
Mark Messina	Various in 2006 Various in 2007 Various in 2006 Various in 2007	Purchase — Dividend Reinvestment Purchase — Dividend Reinvestment Purchased through 401(k) Purchased through 401(k)	13 11 17 13
Suzanne Metzger	Various in 2006 Various in 2007	Purchase — Dividend Reinvestment Purchase — Dividend Reinvestment	9 8
Alicia Miliotto	Various in 2006 Various in 2007 09/13/2007	Purchase — Dividend Reinvestment Purchase — Dividend Reinvestment Exchange within the 401(k)	1 1 (531)

Participant	Date	Type & Description (1)(2)	# of Shares

Sarah J. Mugel	05/10/2006 05/18/2006 05/26/2006 06/01/2006 12/05/2006 12/06/2006 02/08/2007 11/29/2007	(2) Purchase
(2) Sale
(2) Purchase — Cash exercise
(2) Purchase
(2) Sale
(2) Purchase — Cash exercise
(2) Purchase
(2) Sale
(2) Purchase — Cash exercise
(2) Purchase
(2) Sale
(2) Purchase — Cash exercise
(2) Purchase
(2) Sale
		(2) Purchase — Cash exercise	1,651 (1,651) 348 2,349 (2,349) 542 2,000 (2,000) 726 1,404 (1,404) 380 2,000 (2,000) 1,165
Bonnie J. Nation	Various in 2006 Various in 2007 10/29/2007 11/02/2007	Purchase — Dividend Reinvestment Purchase — Dividend Reinvestment Exchange within the 401(k) Sale	4 4 (1,058) (51)
Paul P. Pavlovic	Various in 2006 Various in 2007 02/06/2007	Purchase — Dividend Reinvestment Purchase — Dividend Reinvestment Exchange within 401(k)	2 1 (1,084)
James R. Peterson	04/28/2006 02/08/2007 12/05/2007	(2) Purchase with stock (2) Tendered stock for payment (2) Purchase (2) Sale (2) Purchase with stock (2) Tendered stock for payment	3,666 (2,500) 31,204 (31,204) 790 (366)
Robert G. Poole	Various in 2006 Various in 2007	Purchased through 401(k) Purchased through 401(k)	32 207
Michael W. Reville	04/05/2006 08/08/2006 12/21/2006 Various in 2006 02/01/2007 02/08/2007 03/02/2007 Various in 2007	(2) Purchase (2) Sale (2) Purchase (2) Sale (2) Purchase (2) Sale Purchased through 401(k) (2) Purchase (2) Sale (2) Purchase (2) Sale (2) Purchase (2) Sale Purchased through 401(k)	1,312 (1,312) 5,348 (5,348) 3,000 (3,000) 42 5,000 (5,000) 6,000 (6,000) 2,000 (2,000) 4
Daniel J. Ryan	Various in 2006 Various in 2006	Purchase — Dividend Reinvestment Purchase — Dividend Reinvestment	3 2
Amy Shiley	02/08/2007	Exchange within the 401(k)	(463)

Participant	Date	Type & Description (1)(2)	# of Shares

Robert C. Smielecki	01/13/2006 04/15/2006 07/17/2006 10/16/2006 01/16/2007 04/16/2007 07/16/2007 10/15/2007	Purchase — Dividend Reinvestment
Purchase — Dividend Reinvestment
Purchase — Dividend Reinvestment
Purchase — Dividend Reinvestment
Purchase — Dividend Reinvestment
Purchase — Dividend Reinvestment
Purchase — Dividend Reinvestment
		Purchase — Dividend Reinvestment	25 26 24 24 23 19 21 20
Steven Wagner	04/25/2006 05/12/2006 05/15/2006 05/16/2006 05/17/2006 08/01/2006 12/05/2006 03/08/2006 Various in 2006 04/04/2007 Various in 2007	(2) Purchase with stock
(2) Tendered stock for payment
(2) Purchase
(2) Sale
(2) Purchase
(2) Sale
(2) Purchase
(2) Sale
(2) Purchase
(2) Sale
(2) Purchase with stock
(2) Tendered stock for payment
(2) Purchase
(2) Sale
(2) Canceled for taxes
(2) Purchase with stock
(2) Tendered stock for payment
Purchased through 401(k)
(2) Purchase
(2) Sale
		Purchased through 401(k)	4,804 (3,024) 3,000 (3,000) 3,000 (3,000) 2,000 (2,000) 2,000 (2,000) 4,340 (2,689) 20,660 (16,365) (2,886) 4,688 (2,418) 170 20,312 (20,312) 138
Frank J. Wakeley	Various in 2006 Various in 2007	Purchased through 401(k) Purchased through 401(k)	207 168
Duane A. Wassum	01/13/2006 04/05/2006 04/15/2006 0717/2006 10/16/2006 Various in 2006 01/16/2007 04/16/2007 07/16/2007 10/15/2007 12/10/2007 Various in 2007	Purchase — Dividend Reinvestment
(2) Purchase — cash exercise
Purchase — Dividend Reinvestment
Purchase — Dividend Reinvestment
Purchase — Dividend Reinvestment
Purchased through 401(k)
Purchase — Dividend Reinvestment
Purchase — Dividend Reinvestment
Purchase — Dividend Reinvestment
Purchase — Dividend Reinvestment
Gift of Stock — Charitable
		Purchased through 401(k)	3 5,000 3 3 3 86 3 2 3 2 (225) 89

Participant	Date	Type & Description (1)(2)	# of Shares

Ann M. Wegrzyn	01/13/2006 04/15/2006 07/17/2006 10/02/2006 10/16/2006 01/05/2007 01/16/2007 04/16/2007 07/16/2006 10/15/2006 10/31/2007 11/20/2007	Purchase — Dividend Reinvestment
Purchase — Dividend Reinvestment
Purchase — Dividend Reinvestment
(2) Purchase with stock
(2) Tendered stock for payment
Purchase — Dividend Reinvestment
Exchange within the 401(k) Plan
Purchase — Dividend Reinvestment
Purchase — Dividend Reinvestment
Purchase — Dividend Reinvestment
Purchase — Dividend Reinvestment
(2) Purchase with stock
(2) Tendered stock for payment
(2) Purchase
		(2) Sale	8 8 8 1,473 (930) 8 (218) 12 10 11 10 3,067 (1,468) 660 (660)
David D. Wolford	Various in 2006 Various in 2007 01/05/2006 12/11/2007	Purchased through 401(k) Purchased through 401(k) Exchange within the 401(k) Exchange within the 401(k)	100 81 (2,594) (2,110)
Michael D. Colpoys	Various in 2006	Purchase through 401(k)	324
	05/23/2006	(2) Purchase	5,000
		(2) Sale	(5,000)
	Various in 2007	Purchase through 401(k)	237
Jason D. Crater	Various in 2006	Purchase through 401(k)	8
William F. Cvecko	Various in 2006	Purchase -- Dividend Reinvestment	10
	Various in 2006	Purchase through 401(k)	112
	Various in 2007	Purchase -- Dividend Reinvestment	8
	Various in 2007	Purchase through 401(k)	112
Mathew J. Dubowski	Various in 2007	Purchase through 401(k)	9
Ruth M. Friedrich-Alf	Various in 2006	Purchase - Dividend Reinvestment	11
	Various in 2007	Purchase -- Dividend Reinvestment	9
Kenneth M. Gossel	01/17/2007	Exchange within 401(k)	(1,268)
Wayne A. Graham	Various in 2006	Purchase through 401(k)	36
	Various in 2007	Purchase through 401(k)	62
Paul E. Iavarone	04/05/2007	Exchange within 401(k)	(658)
Sandra L. James	Various in 2006	Purchase through 401(k)	26
	Various in 2007	Purchase through 401(k)	20
Kevin J. Karg	Various in 2006	Purchase through 401(k)	58
	04/12/2007	Exchange within 401(k)	(2,161)
	Various in 2007	Purchase through 401(k)	47
Michael E. Makey	Various in 2006	Purchase -- Dividend Reinvestment	49
	Various in 2007	Purchase -- Dividend Reinvestment	42
Henry L. Martin	02/07/2007	Exchange within 401(k)	(2,326)
Eric H. Meinl	08/09/2006	(2) Purchase	4,000
		(2) Sale	(4,000)
	02/07/2007	(2) Purchase	4,000
		(2) Sale	(4,000)
Nancy B. Murray	Various in 2006	Purchase through 401(k)	205
	Various in 2007	Purchase through 401(k)	161
	04/02/2007	(2) Purchase	3,000
	04/02/2007	(2) Sale	(3,000)
Michael E. Novak	Various in 2006	Purchase through 401(k)	79
	Various in 2007	Purchase through 401(k)	61
David J. Paolella	Various in 2006	Purchase through 401(k)	457
	Various in 2007	Purchase through 401(k)	179
Denise L. Rodriques	Various in 2006	Purchase through 401(k)	81
	Various in 2007	Purchase through 401(k)	65
Barbara J. Salvadore	Various in 2006	Purchase -- Dividend Reinvestment	9
	Various in 2006	Purchase through 401(k)	25
	Various in 2007	Purchase -- Dividend Reinvestment	7
	Various in 2007	Purchase through 401(k)	19
Jeffrey R. Schauger	06/02/2006	(2) Purchase	5,000
		(2) Sale	(5,000)
Dale G. Scheestel	04/09/2007	Exchange within 401(k)	(858)
	05/10/2007	Exchange within 401(k)	(867)
John L. Senger	Various in 2006	Purchase -- Dividend Reinvestment	69
	Various in 2006	Purchase through 401(k)	98
	Various in 2007	Purchase -- Dividend Reinvestment	59
	Various in 2007	Purchase through 401(k)	79
Pamula J. Spencer	Various in 2006	Purchase through 401(k)	126
	Various in 2007	Purchase through 401(k)	128
Scott E. Swartzfager	10/03/2007	Exchange within 401(k)	(734)
Sheila Suarez	Various in 2006	Purchase through 401(k)	76
	Various in 2007	Purchase through 401(k)	78
Nancy J. Taylor	Various in 2006	Purchase through 401(k)	3
Maryann C. Yochim	Various in 2006	Purchase -- Dividend Reinvestment	97
	Various in 2007	Purchase -- Dividend Reinvestment	82

(1)	For “Shares acquired per Retainer Policy,” this line item refers to the Company’s Retainer Policy for Non-Employee Directors. The above non-employee directors were paid 300 shares of Common Stock each quarter. Common Stock issued to non-employee directors is nontransferable until the later of two years from issuance or six months after the recipient’s cessation of service as a director of the Company. For “Purchase — Dividend Reinvestment,” the director/employee elected to reinvest the dividends paid on the Common Stock to purchase shares of common stock. For “Purchased through 401(k),” the employee elected to purchase, via monthly contributions, Common Stock as one of their investment choices within the 401(k). For “Exchange within the 401(k),” the employee elected to rebalance their 401(k) investments by either an exchange out of or into the Common Stock investment fund.

(2)	Represents the exercise of stock options that were awarded under the 1993 Award and Option Plan or the 1997 Award and Option Plan. Payment of the exercise price and taxes, if applicable, may be in cash or by tendering shares of Common Stock. For example, on February 7, 2007, Mr. Tanski elected to exercise 25,000 nonqualified stock options and pay the exercise cost with shares he already owned and elected to pay cash for his tax liability. He gave the Company 13,050 shares to receive 25,000 shares back. His Common Stock ownership increased by the net new shares of 11,950 (25,000 less shares he tendered of 13,050).

(3)	Represents shares that were used to pay tax liability due upon the vesting of shares of restricted stock. Mr. Ackerman had 25,000 shares of restricted stock vest on March 14, 2006 and 25,000 shares of restricted stock vest on March 14, 2007.

Information Regarding Arrangements with Certain Participants

The Company’s officers are parties to employment continuation and noncompetition agreements with the Company. As described in further detail in the proxy statement, these agreements may require the Company to make or provide certain payments and benefits to officers in the event of a “change in control.” Further detail regarding the employment continuation and noncompetition agreements is included in the proxy statement under the heading “Potential Payments Upon Termination or Change-in-Control.”

Except as may be described in the proxy statement, to the best of the Company’s knowledge, neither any participant nor any of their respective associates or affiliates (together, the “Participant Affiliates”), is either a party to any transaction or series of transactions since October 1, 2006, (i) to which the Company or any of its subsidiaries was or is to be a party, (ii) in which the amount involved exceeds $120,000, and (iii) in which any participant or any Participant Affiliate had, or will have, a direct or indirect material interest. Furthermore, except as may be described in the proxy statement, to the best of the Company’s knowledge, no participant nor any Participant Affiliate has entered into any agreement or understanding with any person respecting any future employment by the Company or any of its affiliates or any future transactions to which the Company or any of its affiliates will or may be a party.

Except as may be described in the proxy statement, to the best of the Company’s knowledge, there are no contracts, arrangements or understandings by any of the participants or any Participant Affiliate within the past year with any person with respect to any of the Company’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantee against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. Except as may be described in the proxy statement, to the best of the Company’s knowledge, no participant nor any Participant Affiliate has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.